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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 11, 2000
                Date of Report (Date of earliest event reported)


                        CYPRESS SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                       1- 10079                        94-2885898
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     (State or other                (Commission File                (I.R.S. Employer
      jurisdiction of                    Number)                    Identification No.)
      incorporation)
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                             3901 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-1599
                    (Address of principal executive offices)

                                 (408) 943-2600
                         -------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.       OTHER EVENTS.

              On June 26, 2000 we completed the offering of our 3.75%
Convertible Subordinated Notes due July 1, 2005 (the "Notes"). The Notes are governed by a subordinated indenture entered into between Cypress Semiconductor
Corporation and State Street Bank and Trust Company of California, N.A., as
Trustee, dated as of January 15, 2000 (the "Subordinated Indenture"), as supplemented by a supplemental trust indenture, dated as of June 15, 2000 (the
"Supplemental Indenture"). The Subordinated Indenture was filed as Exhibit 4.1 to our Current Report on Form 8-K dated March 17, 2000. The purpose of this
Current Report is to file the Supplemental Indenture, which is attached hereto as Exhibit 4.1.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 4.1   Supplemental Trust Indenture entered into between Cypress
              Semiconductor Corporation and State Street Bank and Trust Company of California, N.A., as Trustee, dated as of June 15, 2000.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CYPRESS SEMICONDUCTOR CORPORATION

Date: July 11, 2000                By: /s/ EMMANUEL HERNANDEZ
                                      ------------------------------------------
                                      Name: Emmanuel Hernandez
                                      Title: Chief Financial Officer



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                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED JULY 11, 2000


   Exhibit                                           Description
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
      4.1            Supplemental Trust Indenture, dated as of June 15, 2000, entered into by and between Cypress Semiconductor Corporation and State Street Bank and Trust
                     Company of California, N.A., as trustee.



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